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                                                                    Exhibit 23.1


                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-4 of USX Corporation of our reports dated February 11, 1997 appearing on pages U-3, M-3, S-3 and D-3 of USX Corporation's Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse LLP

Pittsburgh, Pennsylvania
March 26, 1997